Letter of Transmittal
                                   To Tender
                            Up to 2,474,576 Shares
           of Series A Senior Convertible Redeemable Preferred Stock

                                      of

                          iDine Rewards Network Inc.

--------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT
           NEW YORK CITY TIME, ON JULY 15, 2002, UNLESS THE OFFER IS
                        EXTENDED OR EARLIER TERMINATED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

 By Mail, By Hand or Overnight Delivery:           By Facsimile:
          American Stock Transfer        (for Eligible Institutions Only)
           & Trust Company                        (718) 234-5001
           59 Maiden Lane                   For confirmation telephone:
         New York, New York 10038                 (800) 937-5449

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED, ENCLOSE YOUR SERIES A PREFERRED STOCK CERTIFICATES, AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                                                   DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
               Name(s) and Address(es) of Registered Holder(s)                                   Shares Tendered
 (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s)   (Attach additional signed list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total Number
                                                                                                        of Shares
                                                                                      Share            Represented        Number
                                                                                   Certificate           by Share        of Shares
                                                                                    Number(s)*       Certificate(s)*     Tendered**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Total Shares
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See
    Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR
    DESTROYED SEE INSTRUCTION 11.

     This Letter of Transmittal is to be used either if certificates representing shares of Series A Senior Convertible Redeemable Preferred Stock, $0.10 par value per share (the "Series A Preferred Stock"), are to be forwarded herewith or, unless an Agent's Message (as defined in "THE OFFER, Section 2-Acceptance for Payment and Payment for Shares of Series A Preferred Stock" of the Offer to Purchase (as defined below)) is utilized, if delivery of shares of Series A Preferred Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE OFFER, Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase). Stockholders whose certificates for shares of the Series A Preferred Stock are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their shares of the Series A Preferred Stock and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their shares of the Series A Preferred Stock in accordance with the guaranteed delivery procedures set forth in "THE OFFER,
Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                          SPECIAL TENDER INSTRUCTIONS

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ________________________________________________

  Account Number _______________________________________________________________

  Transaction Code Number ______________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s) _________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution that Guaranteed Delivery ___________________________________

If delivered by book-entry transfer check box:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to iDine Rewards Network Inc., a Delaware corporation (the "Company"), the number of shares of Series A Preferred Stock indicated above. Subject to, and effective upon, the acceptance for purchase of such Series A Preferred Stock tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Series A Preferred Stock as are being tendered hereby. Upon the terms and subject to the conditions of the Offer, the undersigned does hereby irrevocably constitute and appoint American Stock Transfer & Trust Company (the "Depositary") as the undersigned's true and lawful agent and attorney-in-fact, for it and in its name and stead, to sell, assign and transfer such shares of Series A Preferred Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

     The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of Series A Preferred Stock, and that when the same are accepted for purchase, the Company will acquire good and unencumbered title to the tendered shares of Series A Preferred Stock, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series A Preferred Stock tendered hereby.

     The undersigned understands that the valid tender of shares of Series A Preferred Stock pursuant to the procedure described in "Procedures for Tendering Shares of Series A Preferred Stock" in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such shares of Series A Preferred Stock for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     The undersigned understands that the delivery and surrender of the shares of Series A Preferred Stock is not effective, and the risk of loss does not pass to the Company, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidence of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered shares of Series A Preferred Stock and withdrawal of tendered shares of Series

A Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding.

     Any shares of Series A Preferred Stock that are not accepted for purchase by the Company will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Payment and Delivery Instructions." The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Offer at any time as set forth in the Offer to Purchase in the section entitled "Conditions of the Offer." If at the expiration of the Offer, more than 2,474,576 shares of Series A Preferred Stock are properly tendered and not withdrawn, and all of the other conditions to the Offer are either satisfied or waived by the Company, the Company will buy 2,474,576 shares of Series A Preferred Stock on a pro rata basis from all tendering holders of the Series A Preferred Stock. All shares of Series A Preferred Stock tendered and not purchased pursuant to the Offer because of proration will be returned to the tendering holders at the Company's expense as promptly as practicable following the Expiration Date.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for shares of the Series A Preferred Stock not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for shares of the Series A Preferred Stock not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for shares of the Series A Preferred Stock not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares of the Series A Preferred Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any shares of the Series A Preferred Stock from the name of the registered holder thereof if the Company does not accept for payment any of the shares of the Series A Preferred Stock so tendered.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered shares of Series A Preferred Stock may be withdrawn at any time prior to the Expiration Date.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES OF SERIES A
    PREFERRED STOCK THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of shares of the Series A Preferred Stock represented by the lost or destroyed certificates: _________________________

                         SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if certificates for shares of the Series A Preferred Stock not tendered or not accepted for payment and/or the check for the purchase price of shares of the Series A Preferred Stock accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue Check and/or Certificate(s) to:

Name ___________________________________________________________________________
                                (Please Print)

Address ________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
              (Employer Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if certificates for shares of the Series A Preferred Stock not tendered or not accepted for payment and/or the check for the purchase price of shares of the Series A Preferred Stock accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

     Mail Check and/or Certificate(s) to:

Name ___________________________________________________________________________
                                (Please Print)

Address ________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
              (Employer Identification or Social Security Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

>______________________________________________________________________________<

>______________________________________________________________________________<
                       (Signature(s) of Stockholder(s))

Dated: __________________  2002

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the shares of the Series A Preferred Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Daytime Area Code and Telephone Number _________________________________________

Taxpayer Identification or
Social Security Number _________________________________________________________
                           (See Substitute Form W-9)

                           Guarantee of Signature(s)
                    (If Required--See Instructions 1 and 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                (Please Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                              (Include Zip Code)

Daytime Area Code and Telephone Number _________________________________________

Dated: __________________  2002

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facilities' system whose name appears on a security position listing as the owner of the shares of the Series A Preferred Stock) of shares of Series A Preferred Stock tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares of Series A Preferred Stock are tendered for the account of a financial institution that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of shares of the Series A Preferred Stock is to be made pursuant to the procedures for book-entry transfer set forth in "THE OFFER, Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase. For a stockholder validly to tender shares of the Series A Preferred Stock pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered shares of the Series A Preferred Stock must be received by the Depositary at one of such addresses or shares of the Series A Preferred Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in "THE OFFER, Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase.

     Stockholders whose certificates for shares of the Series A Preferred Stock are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or whose certificates and all other required documents will not reach the Depositary prior to the Expiration Date may tender their shares of the Series A Preferred Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "THE OFFER, Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered shares of the Series A Preferred Stock in proper form for transfer (or a Book-Entry Confirmation with respect to all such shares of the Series A Preferred Stock), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in "THE OFFER, Section 3-Procedures for Tendering Shares of Series A Preferred Stock" of the Offer to Purchase. A "trading day" is any day on which the Philadelphia Stock Exchange is open for business.

     "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of the Series A Preferred Stock that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     The method of delivery of shares of the Series A Preferred Stock, this Letter of Transmittal and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares of the Series A Preferred Stock will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares of the Series A Preferred Stock will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their shares of the Series A Preferred Stock for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of the Series A Preferred Stock should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the shares of the Series A Preferred Stock evidenced by any certificate submitted are to be tendered, fill in the number of shares of the Series A Preferred Stock that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the shares of the Series A Preferred Stock that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the shares of the Series A Preferred Stock tendered herewith. All shares of the Series A Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the shares of the Series A Preferred Stock tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the shares of the Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of the Series A Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the shares of the Series A Preferred Stock listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for shares of the Series A Preferred Stock not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of shares of the Series A Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for shares of the Series A Preferred Stock not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for shares of the Series A Preferred Stock not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares of the Series A Preferred Stock tendered.

     9. Substitute Form W-9. You are required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included herein. Failure to provide the information on the form may subject you to a 30% federal income tax withholding on the payment of any amounts due for the certificate(s). The box in Part 2 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided a TIN within sixty (60) days, the Depositary will withhold 30% on payment of any amount due for the certificate(s) until a TIN is provided to the Depositary.

     Under federal income tax law, a stockholder is required to provide the Depositary (as payer) with such stockholder's correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herein. If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to surrendered certificates may be subject to backup withholdings.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any amount otherwise payable to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     Purpose of Substitute Form W-9.

     To prevent backup withholding on payments that are made to a stockholder pursuant to the exchange, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form certifying that the TIN provided in Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding. If a TIN is not provided to the Depositary within sixty
(60) days, the Depositary is required to withhold 30% of all reportable payments thereafter made to the stockholder until a TIN is provided.

     What Number to Give the Depositary.

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Georgeson Shareholder Communications Inc. (the "Information Agent") at the address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing shares of the Series A Preferred Stock has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of shares of the Series A Preferred Stock so lost, destroyed or stolen, or call the American Stock Transfer & Trust Company at 1-800-937-5449. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: This Letter of Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered shares of the Series A Preferred Stock must be received by the Depositary or shares of the Series A Preferred Stock must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

                                   IMPORTANT

                STOCKHOLDER MUST COMPLETE SUBSTITUTE W-9 BELOW
                              (See Instruction 9)

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

--------------------------------------------------------------------------------------------------------------------------------
                                Part 1 -- PLEASE PROVIDE YOUR TIN
 SUBSTITUTE                     IN THE BOX AT THE RIGHT AND
                                CERTIFY BY SIGNING AND DATING
 Form W-9                       BELOW
                                -----------------------------------------------    ---------------------------------------------
                                                                                         Social Security No.
                                Part 2 --
                                TIN applied for (or I intend to apply for in the   OR _____________________________
                                near future) CHECK IF APPLICABLE                     Employer Identification Number
                                -----------------------------------------------    ---------------------------------------------
 Department of the Treasury     CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
 Internal Revenue Service       information provided on this form is true, correct and complete, (2) I am not subject to
 Payer's Request for taxpayer   backup withholding either because I have not been notified by the Internal Revenue Service
 Identification Number (TIN)    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and
                                (3) I am a U.S. person (including a U.S. resident alien). You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because
 Exempt from Backup             of underreporting of interest or dividends on your tax return.
 Withholding

                                Signature: _____________________________________________________________________________________

                                Name: __________________________________________________________________________________________

                                Address: _______________________________________________________________________________________

                                Date: __________________________________________________________________________________________

--------------------------------------------------------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF THE PAYMENT TO YOU WITH RESPECT TO SHARES OF SERIES A PREFERRED STOCK OF THE COMPANY SURRENDERED IN CONNECTION WITH THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

[Please complete above Substitute Form W-9 and return it with the Letter of Transmittal]

     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for shares of the Series A Preferred Stock and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

     By Mail, By Hand or Overnight Delivery:            By Facsimile:
             American Stock Transfer          (for Eligible Institutions Only)
                & Trust Company                        (718) 234-5001
                 59 Maiden Lane                   For confirmation telephone:
             New York, New York 10038                 (800) 937-5449

     Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                     [LOGO]
                            Georgeson GS Shareholder

                          17 State Street, 10th Floor
                              New York, NY 10004
                    Banks and Brokers Call: (212) 440-9800
                   All Others Call Toll Free: (800) 452-4222